EXHIBIT 10.1

                            CONSENT


           CONSENT, dated as of September 24, 1996 (this "Consent"), to (a) the Participation Agreement, dated as of August 30, 1994 (as amended, supplemented, or otherwise modified from time to time, the "Participation Agreement"), among Istituto Bancario San Paolo di Torino S.p.A., New York Limited Branch (the "Italian Lender"), the financial institutions party thereto (the "Participants") and The Chase Manhattan Bank (f/k/a/ Chemical
Bank), as administrative agent (in such capacity, the "Administrative Agent") for the Italian Lender, and (b) the Term Loan and Guarantee Agreement, dated as of August 30, 1994 (as amended, supplemented or otherwise modified from time to time, the "Term Loan Agreement"), among Marvel Comics Italia, S.r.l., an Italian corporation (the "Company"), Marvel Entertainment Group, Inc., a Delaware corporation (the "Guarantor"), and the Italian Lender.


                     W I T N E S S E T H:


           WHEREAS, the Participants have purchased participating interests in each Term Loan made by the Italian Lender pursuant to the Term Loan Agreement;

           WHEREAS, the Company has requested that the Italian Lender, the Administrative Agent, the Participants and the Majority Banks (as defined in the US Credit Agreement) consent to the Company deferring the payment of interest on the Term Loans until November 30, 1996; and

           WHEREAS, the Italian Lender, the Administrative Agent, the Participants and the Majority Banks (as defined in the US Credit Agreement) are willing to consent to the Company deferring the payment of interest on the Term Loans only upon the terms and subject to the conditions set forth herein;

           NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Company, the Guarantor, the Italian Lender, the Administrative Agent, the Participants and the Majority Banks (as defined in the US Credit Agreement) hereby agree as follows:

           1. Defined Terms. Unless otherwise defined herein, terms defined in (or by reference in) the Participation Agreement shall have such meanings when used herein.



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           2. Consent. Subject to the limitation set forth in the following sentence, the Italian Lender, the Administrative Agent, the Participants and the Majority Banks (as defined in the US Credit Agreement) hereby consent to the Company deferring until November 30, 1996 each payment of interest in respect of the Term Loan that would otherwise be payable prior to November 30, 1996 in accordance with Section 3.3 of the Term Loan Agreement; provided that the amount of such deferred interest shall bear interest at the rate then applicable to the Term Loans and such deferred interest, together with the accrued interest on such deferred interest shall be payable by the Company to the Italian Lender on November 30, 1996. Notwithstanding the deferral provided for in the foregoing sentence, interest shall be payable by the Company on the dates when such interest is stated to be due under the Term Loan Agreement, in accordance with the terms of the Term Loan Agreement, in an amount equal to
(a) the aggregate Participating Percentages of all Participants that have not executed and delivered this Consent on or prior to September 30, 1996 multiplied by (b) the amount of interest that would otherwise be payable on such due dates, and, upon receipt of such amounts, the Administrative Agent will pay such amounts to such non-consenting Participants.

           3. Representations and Warranties. Each of the Company and the Guarantor hereby confirms, reaffirms and restates the representations and warranties made by it in Section 4 of the Term Loan Agreement, provided that each reference to the Term Loan Agreement therein shall be deemed to be a reference to the Term Loan Agreement after giving effect to this Consent. The Company represents and warrants that no Default or Event of Default has occurred and is continuing.

           4. Continuing Effect of Term Loan Agreement. This Consent shall not constitute a waiver, amendment or modification of any other provision of the Participation Agreement or the Term Loan Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Company or the Guarantor that would require a waiver or consent of the Italian Lender, the Administrative Agent, the Participants or the Majority Banks (as defined in the US Credit Agreement). Except as expressly amended or modified herein, the provisions of the Participation Agreement and the Term Loan Agreement are and shall remain in full force and effect.

           5. Counterparts. This Consent may be executed by one or more of the parties hereto on any number of separate counterparts and all such counterparts shall be deemed to be one and the same instrument. Each party hereto confirms that any facsimile copy of such party's executed counterpart of this Consent (or its signature page thereof) shall be deemed to be an executed original thereof.

           6. Effectiveness. This Consent shall be effective upon receipt by the Administrative Agent of:


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(a)   counterparts hereof, duly executed and delivered by the Company, the
      Guarantor, the Italian Lender, the Majority Participants and the Majority Banks (as defined in the US Credit Agreement); and

(b) a fee, for the account of each Participant executing and delivering this Consent on or prior to September 30, 1996, in the amount equal to 2.0% of the amount of deferred interest on the Term Loans that otherwise would have been paid to such Participant.

           7. Consent of Guarantor. The Guarantor, as guarantor under the Term Loan Agreement, hereby (a) consents to the transactions contemplated hereby and (b) acknowledges and agrees that the guarantees contained in Section 7 of the Term Loan Agreement (and all collateral security therefor) are, and shall remain, in full force and effect after giving effect to this Consent.

           8. GOVERNING LAW. THIS CONSENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

           IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                               PANINI SPA (formerly known as
                               MARVEL COMICS ITALIA, S.r.L.)


                               By: /s/ Aldo H. Sallustro
                                   ----------------------------
                               Title: Managing Director


                               MARVEL ENTERTAINMENT GROUP,
                               INC.


                               By: /s/ August J. Liquori
                                   ----------------------------
                               Title: Vice President, Finance


                               ISTITUTO BANCARIO SAN PAOLO DI
                                 TORINO, S.p.A., NEW YORK LIMITED
                                 BRANCH, as Italian Lender and as a


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                               Bank


                               By: /s/ Wendell Jones    /s/ Robert Weinstein
                                   ------------------   ---------------------
                               Title: Vice President    1st Vice President


                               THE CHASE MANHATTAN BANK, as
                                 Administrative Agent, as a Participant
                                 and as a Bank


                               By: /s/ Mary E. Cameron
                                   ----------------------------
                               Title: Vice President

                               THE BANK OF NEW YORK, as a
                               Participant
                                 and as a Bank


                               By: /s/ Catherine G. Goff
                                   ----------------------------
                               Title: Assistant Vice President


                               CIBC, INC., as a Participant and as a Bank


                               By:
                                   ----------------------------
                               Title:


                               CORESTATES BANK, N.A., as a
                               Participant
                                 and as a Bank


                               By:    /s/ Edward Kittrell
                                   ----------------------------
                               Title: Vice President



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                               CREDIT LYONNAIS, NEW YORK
                               BRANCH,
                                 as a Participant and as a Bank


                               By:
                                   ----------------------------
                               Title:


                               CREDIT LYONNAIS CAYMAN ISLAND
                                 BRANCH, as a Bank


                               By:
                                   ----------------------------
                               Title:


                               NATIONSBANK, N.A., as a Participant
                                 and as a Bank


                               By: /s/ Margaret Flanagan
                                   ----------------------------
                               Title: Corporate Banking Officer


                               THE TORONTO-DOMINION BANK,
                                 as a Participant and as a Bank


                               By: /s/ Neva Nesbitt
                                   ----------------------------
                               Title: Mgr. Cr. Admin.


                               THE FIRST NATIONAL BANK OF
                               BOSTON,
                                 as a Participant and as a Bank


                               By: /s/ Richard D. Hill, Jr.
                                   ----------------------------
                               Title: Director


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                               CITIBANK, N.A., as a Participant and as a
                               Bank


                               By: /s/ James Buchanan
                                   ----------------------------
                               Title: Attorney-in-Fact


                               BANK OF AMERICAN ILLINOIS,
                                 as a Participant and as a Bank


                               By: /s/ A. McLennon
                                   ----------------------------
                               Title: Vice President


                               THE SUMITOMO BANK, LIMITED,
                               NEW YORK BRANCH,
                                 as a Participant and as a Bank


                               By: /s/ [illegible]
                                   ----------------------------
                               Title: Senior Vice President


                               UNION BANK, as a Participant and as a
                               Bank


                               By:
                                   ----------------------------
                               Title:


                               THE FUJI BANK, LTD. - NEW YORK
                                 BRANCH, as a Participant and as a Bank


                               By: /s/ Teij Teramoto
                                   ----------------------------



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                               Title: Vice President and Manager


                               THE LONG-TERM CREDIT BANK OF
                               JAPAN, LTD., LOS ANGELES AGENCY, as a
                                 Bank


                               By: /s/ Paul B. Clifford
                                   ----------------------------
                               Title: Deputy General Manager


                               THE NIPPON CREDIT BANK, LTD., as a
                               Bank


                               By: /s/ Yoshihide Watanabe
                                   ----------------------------
                               Title: Vice President & Manager


                               BANK OF HAWAII, as a Bank


                               By: /s/ J. Bryan Scearce
                                   ----------------------------
                               Title: Vice President


                               FIRST HAWAIIAN BANK, as a Bank


                               By: /s/ Donald C. Young
                                   ----------------------------
                               Title: Assistant Vice President


                               IBJ SCHRODER BANK & TRUST
                               COMPANY, as a Bank


                               By: /s/ Michael Graham
                                   ----------------------------


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                               Title: Vice President


                               RESTRUCTURED OBLIGATIONS
                               BACKED BY SENIOR ASSETS B.V., as a
                               Bank

                               By: Chancellor Senior Secured
                                   Management, Inc., as Portfolio
                                   Advisor


                               By: /s/ [illegible]
                                   ----------------------------
                               Title: Vice President


                               FLEET BANK, as a Bank


                               By:    /s/ George S. Sims
                                   ----------------------------
                               Title: Assistant Vice President





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